ING Mutual Funds

ING Emerging Markets Fixed Income Fund

ING Foreign Fund

ING International Value Opportunities Fund

Supplement dated August 8, 2008

to Class A, Class B and Class C Prospectus and Class I, Class Q and Class W Prospectus,

each dated February 29, 2008

ING Emerging Markets Fixed Income – Strategy Change

On July 31, 2008 the Board of Trustees for the Fund approved changes to the Fund’s principal investment strategies. Effective September 1, 2008, the Class A, Class B and Class C Prospectus and the Class I, Class Q and Class W Prospectus are supplemented as follows:

The eighth paragraph of the Fund’s principal investment strategies in the section entitled “ING Emerging Markets Fixed Income Fund – Principal Investment Strategies” found on page 44 of the Class A, Class B and Class C Prospectus and page 42 of the Class I, Class Q and Class W Prospectus is hereby deleted in its entirety.

ING Foreign Fund – Sub-Adviser Name Change

Effective June 15, 2008, Julius Baer Investment Management LLC changed its name to Artio Global Management LLC.  Julius Baer Americas Inc., the parent company of Julius Baer Investment Management LLC, changed its name to Artio Global Investors Inc.

Effective June 15, 2008, the Class A, Class B and Class C Prospectus and Class I, Class Q and Class W Prospectus are supplemented as follows:

1.                                       All references to “Julius Baer Investment Management LLC” and “JBIM” are deleted in their entirety and replaced with “Artio Global Management LLC” and “Artio,” respectively.

2.                                       The third paragraph in the section entitled “Management of the Funds – Adviser and Sub-Advisers” on page 74 of the Class A, Class B and Class C Prospectus and on page 65 of the Class I, Class Q and Class W Prospectus is deleted in its entirety and replaced with the following:

                                                Since September 2, 2003, Artio Global Management LLC (formerly, Julius Baer Investment Management LLC (“JBIM”)) has served as the Sub-Adviser to the Portfolio.  Artio Global Management LLC is a Delaware limited liability company which is a wholly-owned subsidiary of Artio Global Investors Inc. (formerly, Julius Baer Americas Inc.), which in turn is a wholly-owned subsidiary of Swiss-based Julius Baer Holding Ltd.  As of December 31, 2007, Artio Global Management LLC has approximately $75 billion in assets under management and specializes in the management of international and global equities and fixed-income portfolios.  The principal address of Artio Global Investors Inc. is 330 Madison Avenue, New York, New York 10017.

ING International Value Opportunities Fund – Liquidation Notification

1.                                       On July 31, 2008, the Board of Trustees of ING Mutual Funds approved a proposal to liquidate ING International Value Opportunities Fund on or about September 27, 2008. The Fund was closed to purchases August 1, 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING Mutual Funds

ING Emerging Markets Fixed Income Fund

ING Foreign Fund

ING International Value Opportunities Fund

Supplement dated August 8, 2008

to Class A, Class B, Class C, Class I, Class Q and Class W

Statement of Additional Information (“SAI”),

dated February 29, 2008

ING Emerging Markets Fixed Income Fund

1.                                       Effective September 1, 2008, the section entitled “Foreign Currency Exchange Transactions” on page 22 of the SAI is amended with the first paragraph deleted and replaced with the following:

Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Each Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract is an agreement to exchange one currency for another (for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won) at a future date.  Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives.  Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Funds’ portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.  (ING Emerging Markets Fixed Income Fund and ING Foreign Fund may use forward foreign currency exchange contracts for hedging and non-hedging purposes; e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. ING Emerging Markets Fixed Income Fund and ING Foreign Fund may also use forward foreign currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.)

ING Foreign Fund

1.                                       Effective June 15, 2008, Julius Baer Investment Management LLC changed its name to Artio Global Management LLC.  Julius Baer Americas Inc., the parent company of Julius Baer Investment Management LLC, changed its name to Artio Global Investors Inc.  All references in the Prospectuses to “Julius Baer Investment Management LLC” and “JBIM” are hereby changed to “Artio Global Management LLC” and “Artio,” respectively.

ING International Value Opportunities Fund

1.                                       On July 31, 2008, the Board of Trustees of ING Mutual Funds approved a proposal to liquidate ING International Value Opportunities Fund on or about September 27, 2008. The Fund was closed to purchases August 1, 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE